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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-74817 and 33-82040) of Main Place Funding, LLC and Main Place Real Estate Investment Trust, predecessor to Main Place Funding, LLC, respectively of our report dated March 21, 2003 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Charlotte, North Carolina
March 31, 2003